Exhibit 99


                          (Ennis Logo)

                          Press Release

   2441 Presidential Parkway (bullet) Midlothian, Texas 76065
(bullet)  Phone 972.775.9801 (bullet)  Fax 800.579.4271 (bullet)
                          www.ennis.com



FOR IMMEDIATE RELEASE                FOR ADDITIONAL INFORMATION
                                     CONTACT:  Keith S. Walters,
                                     Chairman President & CEO
                                     (800) 752-5386

Midlothian, Texas, January 7, 2005



       ENNIS, INC. REPORTS THIRD QUARTER OPERATING RESULTS


      Midlothian,  Texas   --   Ennis,  Inc.  (NYSE:  EBF)  today

reported  operating results for its third quarter ended  November

30, 2004.

      On  November 1, 2004, the Company announced the acquisition of  Royal Business Forms, Inc. (Royal), an Arlington, Texas based manufacturer of printed business forms.  In a transaction  valued at  approximately $3.7 million, Ennis, Inc. acquired all  of  the capital  stock  of  Royal in exchange for  approximately  178,000

Ennis  shares.  Royal had approximately $12 million in sales  for its  fiscal year ended September 30, 2004, its most recent fiscal year.  Also on November 19, 2004, the previously announced merger

between the Company and Alstyle Apparel, Inc. was closed.   These

transactions, along with the acquisition of Crabar/GBF,  Inc.  as of  June 29, 2004, represent a significant change in the size and nature  of  Ennis' business.  Due to the timing of the Royal  and

Alstyle transactions, their impact on the quarter and nine months ended  November  30,  2004  is relatively  insignificant  to  the overall  operating  results.  The inclusion  of  the  results  of operations of

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Crabar/GBF,  Inc.  does have a significant impact  on  the  third quarter and nine month results of operations.

      For  the  third quarter ended November 30, 2004, net  sales amounted  to  $91,750,000 compared to $66,398,000  for  the  same period  last  year, an increase of 38.2%.  Net earnings  for  the quarter  amounted  to  $6,104,000  or  $.35  per  diluted  share,

compared  to  $4,475,000,  or $.27  per  diluted  share  for  the corresponding period last year, an increase of 29.6%.  Per  share earnings  computations were based on 17,326,580  shares  for  the

quarter   compared   to  16,622,244  diluted   shares   for   the

corresponding period last year.

      For  the  nine  months ended November 30, 2004,  net  sales amounted  to $230,860,000 compared to $196,275,000 for  the  same period  last  year, an increase of 17.6%.  Net earnings  for  the nine  months  amounted to $16,056,000 or $.95 per diluted  share,

compared  to  $13,076,000  or $.79  per  diluted  share  for  the corresponding period last year, an increase of 20.3%.  Per  share earnings computations were based on 16,924,120 diluted shares for

the   nine   months  compared  to  16,577,927  shares   for   the

corresponding period last year.



     Ennis, Inc., (NYSE: EBF) is one of the largest private-label printed business product suppliers in the United States. Headquartered in Midlothian, Texas, the Company has 42 production facilities and 7 additional distributions centers located in 17 states as well as Canada and Mexico, strategically located to serve the Company's national network of distributors. Ennis offers an extensive product line from simple to complex forms, laser cut-sheets, negotiable documents, internal bank forms, tags, labels, presentation folders, commercial printing, advertising specialties, screen printed products, point-of-purchase display advertising and activewear apparel. In addition, Ennis maintains highly proficient regional Customer Sales Centers to support distributors in their business efforts.
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                  ENNIS, INC. AND SUBSIDIARIES
         CONDENSED CONSOLIDATED STATEMENTS OF EARNINGS
        (Dollars in Thousands Except Per Share Amounts)
                          (Unaudited)
Three Months Ended November 30,              2004        2003
                                             ----        ----

NET SALES                                $ 91,750     $ 66,398
                                          -------      -------

COSTS AND EXPENSES:
  Cost of sales                            68,876       48,824
  Selling, general and administrative
    expenses                               12,907        9,949
                                          -------      -------
                                           81,783       58,773
                                          -------      -------

EARNINGS FROM OPERATIONS                    9,967        7,625

OTHER INCOME (EXPENSE):
  Investment income                            82            6
  Interest expense                           (288)        (183)
  Other expense, net                          108         (115)
                                          -------      -------
                                              (98)        (292)
                                          -------      -------

EARNINGS BEFORE INCOME TAXES                9,869        7,333
PROVISIONS FOR INCOME TAXES                 3,765        2,858
                                          -------      -------

NET EARNINGS                             $  6,104     $  4,475
                                          =======      =======

PER SHARE AMOUNTS:
  Basic net earnings                      $  0.36      $  0.27
                                          =======      =======
  Diluted net earnings                    $  0.35      $  0.27
                                          =======      =======
  Dividends                               $ 0.155      $ 0.155
                                          =======      =======

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC    16,959,463   16,363,391
                                       ==========   ==========
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED  17,326,580   16,622,244
                                       ==========   ==========


Nine Months Ended November 30,               2004       2003
                                             ----        ----

NET SALES                              $  230,860   $  196,275
                                          -------      -------

COSTS AND EXPENSES:
  Cost of sales                           171,574      144,644
  Selling, general and administrative      33,106       29,470
  expenses
                                          -------      -------
                                          204,680      174,114
                                          -------      -------

EARNINGS FROM OPERATIONS                   26,180       22,161

OTHER INCOME (EXPENSE)
  Investment income                           224           33
  Interest expense                           (589)        (662)
  Other expense, net                          106         (326)
                                          -------      -------
                                             (259)        (955)
                                          -------      -------

EARNINGS BEFORE INCOME TAXES               25,921       21,206
PROVISIONS FOR INCOME TAXES                 9,865        8,130
                                          -------      -------

NET EARNINGS                             $ 16,056     $ 13,076
                                          =======      =======

PER SHARE AMOUNTS:
  Basic net earnings                     $   0.97     $   0.80
                                          =======      =======
  Diluted net earnings                   $   0.95     $   0.79
                                          =======      =======
  Dividends                              $  0.465     $  0.465
                                          =======      =======

WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - BASIC    16,599,542   16,347,768
                                       ==========   ==========
WEIGHTED AVERAGE NUMBER OF
  COMMON SHARES OUTSTANDING - DILUTED  16,924,120   16,577,927
                                       ==========   ==========

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                  ENNIS, INC. AND SUBSIDIARIES
             CONDENSED CONSOLIDATED BALANCE SHEETS
                     (Dollars in Thousands)
                          (Unaudited)

                                       November 30,  February 29,
                                           2004           2004
                                           ----           ----
                       Assets
CURRENT ASSETS:
   Cash and cash equivalents            $  12,023      $  15,067
   Accounts receivable, net                49,487         29,800
   Inventories                             79,831         13,721
   Other current assets                     8,881          5,017
                                          -------        -------
       Total current assets               150,222         63,605
                                          -------        -------

PROPERTY, PLANT AND EQUIPMENT, NET         71,942         46,480

GOODWILL, NET                             230,795         34,420

OTHER ASSETS                               28,963          9,538
                                          -------        -------
                                        $ 481,922      $ 154,043
                                          =======        =======

            Liabilities and Shareholders' Equity
CURRENT LIABILITIES:
   Current installments of
    long-term debt                      $  19,073      $   6,335
   Accounts payable                        36,843          5,804
   Accrued expenses                        36,688         13,261
                                          -------        -------
       Total current liabilities           92,604         25,400
                                          -------        -------

ACCRUED PENSION                                 0              0

LONG-TERM DEBT,
   LESS CURRENT INSTALLMENTS              110,710          7,800

DEFERRED CREDITS, PRINCIPALLY
   FEDERAL INCOME TAXES                     9,906         10,261

SHAREHOLDERS' EQUITY:
   Preferred stock, at par value               --             --
   Common stock, at par value              75,134         53,125
   Additional capital                     123,640            126
   Retained earnings                      153,750        145,653
   Accumulated other
     comprehensive income                     (11)          (114)
                                          -------        -------
                                          352,513        198,790
   Treasury stock                          83,811         88,208
                                          -------        -------
        Total shareholders' equity        268,702        110,582
                                          -------        -------
                                        $ 481,922      $ 154,043
                                          =======        =======
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

                   ENNIS, INC. AND SUBSIDIARIES
         CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                      (Dollars in Thousands)
                           (Unaudited)

                                               Nine Months Ended
                                                 November 30,
                                               2004         2003
CASH FLOWS FROM OPERATING ACTIVITIES:
   Net earnings                             $ 16,056     $ 13,076
   Adjustments to reconcile net earnings
    to net cash provided by operating
     activities:
        Depreciation and amortization          6,766        7,074
        Gain on sale of property, plant
          and equipment                         (239)          --
        Bad debt expense                         657          668
        Other                                     --           --
        Changes in operating assets and
          liabilities                         (3,368)       4,891
                                             -------      -------

             Net cash provided by operating
               activities                     19,872       25,709
                                             -------      -------

CASH FLOWS FROM INVESTING ACTIVITIES:
   Capital expenditures                       (4,581)      (3,040)
   Purchase of operating assets, net        (114,620)          --
    of cash acquired
   Other                                         400           82
                                             -------      -------
             Net cash used in investing
               activities                   (118,801)      (2,958)
                                             -------      -------

CASH FLOWS FROM FINANCING ACTIVITIES:
   Debt issued to finance acquisitions       109,500           --
   Repayment of debt related to
    acquisitions                              (6,353)      (5,538)
   Issue (purchase) of treasury shares, net      372          343
   Dividends                                  (7,634)      (7,605)
                                             -------      -------

             Net cash provided by (used in)
               financing activities           95,885      (12,800)
                                             -------      -------

NET CHANGE IN CASH AND EQUIVALENTS            (3,044)       9,951

CASH AND EQUIVALENTS AT BEGINNING OF PERIOD   15,067       13,860
                                             -------      -------

CASH AND EQUIVALENTS AT END OF PERIOD       $ 12,023     $ 23,811
                                             =======      =======

Management's report to shareholders contains forward-looking statements that reflect the Company's current view with respect to future revenues and earnings. These statements are subject to numerous uncertainties, including (but not limited to) the rate at which the traditional business forms market is contracting, the application of technology to the production of business forms, demand for the Company's products in the context of a contracting market, variability in the prices of paper and other raw materials, and competitive conditions associated with the Company's products. Because of such uncertainties readers are cautioned not to place undue reliance on such forward-looking statements, which speak only as of January 7, 2005.

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